SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: March 19, 2004


                                  DRUCKER, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-29670                    95-3303637
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1-1035 Richards Street, Vancouver, B.C. Canada               V6B 3E4
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 681-4421
                                                      --------------



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Item 1.   Changes in Control of Registrant

              None.

Item 2.   Acquisition or Disposition of Assets

              None.

Item 3.   Bankruptcy or Receivership

              None.

Item 4.   Changes in Registrant's Certifying Accountant

          Effective on March 18, 2004, Amisano Hanson, Chartered Accountants, resigned as the principal accountant engaged to audit the financial statements of Drucker, Inc. (the "Company"). Amisano Hanson, Chartered Accountants, performed the December 31, 2002 and 2001 audits of the Company's financial statements. During this period and the subsequent interim period prior to their resignation, there were no disagreements with Amisano Hanson, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Amisano Hanson, Chartered Accountants, satisfaction would have caused Amisano Hanson, Chartered Accountants, to make reference to this subject matter of the disagreements in connection with Amisano Hanson, Chartered Accountants, report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

          The Company has requested Amisano Hanson, Chartered Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated March 19, 2004 is attached and filed with this Form 8-K.

          On March 18, 2004, the Company engaged Clancy & Co. P.L.L.C. to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Clancy & Co. P.L.L.C. with respect to:
          (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

          The Board of Directors of the Company approved the change in accountants described herein.


Item 5.     Other Events

                None.


Item 6.     Resignation and Appointment of Directors

                None.

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Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                        EX-16.1 Confirmation of Amisano Hanson, Chartered
                                Accountants

                        EX-16.2 Resignation of Amisano Hanson, Chartered
                                Accountants

                        EX-23.1 Consent of Amisano Hanson, Chartered Accountants


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2004                DRUCKER, INC.



                                    By: /s/ Ronald Xie
                                        ----------------------------------------
                                         Ronald Xie, President